SCUDDER
                                                                     INVESTMENTS


Regional/International Funds

Scudder Pacific Opportunities Fund

Supplement to Currently Effective Prospectus
Dated March 1, 2002

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The following information replaces "The subadvisor" section of the prospectus:

Deutsche Asset Management (Asia) Limited ("DeAM Asia"), 20 Raffles Place, #27-01, Ocean Towers, Singapore, an affiliate of Deutsche Investment Management Americas Inc., is the subadvisor for Scudder Pacific Opportunities Fund. DeAM Asia renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by Deutsche Investment Management Americas Inc. from time-to-time for management. The advisor compensates DeAM Asia out of the management fee it receives from the fund.

The following information supplements "The portfolio managers" section of the prospectus:

  Andrew Stubing
  Director of Deutsche Asset Management and Co-Lead Manager of the fund.
    o Joined Deutsche Asset Management in 1994, having since served as fund manager in the Sydney office, after seven years of experience as portfolio manager and analyst for AMP Investments.
    o Head of both global portfolio selection team for Asia ex-Japan Equity and Asian local research team; portfolio manager for Pacific Basin Equity and Core Emerging Markets Equity: Singapore.
    o Joined the fund in 2002.

  Terrence Gray
  Vice President of Deutsche Asset Management and Co-Lead Manager of the fund.
    o Joined Deutsche Asset Management in 1993 and the fund in 2001.
    o Over nine years of investment industry experience.









April 30, 2002